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FEDERATED INTERMEDIATE CORPORATE BOND FUND
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A Portfolio of Federated Income Securities Trust

INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES


SUPPLEMENT TO THE INSTITUTIONAL SHARES PROSPECTUS AND THE INSTITUTIONAL SERVICE SHARES PROSPECTUS, EACH DATED JUNE 30, 2005



Please add the following as the new third paragraph under the Subsection entitled "Frequent Trading Policies" under the Section entitled "Account and Share Information":

The Fund's frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.



                                                                 August 29, 2005



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Federated Intermediate Corporate Bond Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA  15237-7000

Contact us at FederatedInvestors.com
or call 1-800-341-7400 or

Federated Securities Corp., Distributor

Cusip 31420C407
Cusip 31420C506

33406 (8/05)